UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

Commission File Number 000-25375

VIGNETTE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	74-2769415
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
1301 South MoPac Expressway Austin, Texas 78746
(Address of Principal Executive Offices, Including Zip Code)

(512) 741-4300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 – Results of Operations and Financial Condition

On January 5, 2009, Vignette Corporation (the “Company”) issued a press release announcing its preliminary financial results for the three month period ended December 31, 2008, and certain other information.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Vignette Corporation Press Release issued on January 5, 2009 announcing the preliminary financial results for the fourth quarter ended December 31, 2008.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION

Dated:	January 5, 2009	By:	/s/ T. Patrick Kelly
T. Patrick Kelly
Chief Financial Officer

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